American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP International Fund
Supplement dated December 1, 2017 ■ Prospectus dated May 1, 2017 and Summary Prospectus dated May 1, 2017 (as revised August 1, 2017)

The following is added to the Portfolio Managers section of the summary prospectus and on page 4 of the prospectus:
Portfolio Managers
Jim Zhao, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following is added to The Fund Management Team section on page 8 of the prospectus:
Jim Zhao
Mr. Zhao, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2009 as a senior investment analyst. He became a vice president and senior investment analyst in 2016 and a vice president and portfolio manager in 2017. He has a bachelor’s degree in physics and a master’s degree in civil and environmental engineering from Clarkson University and an MBA from Carnegie Mellon University. He is a CFA charterholder.

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